Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

         On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424
(b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated March 31, 1999 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
     Daniel A. Dantuono
     Chief Financial Officer and
     Director

Enclosures
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

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                   March 1999

The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $999.49 per unit at the end of March, down 1.4% for the month.

Trend reversals in several key markets during the month resulted in negative performance for the Funds advisors. Losses in non-U.S. and U.S. interest rates, metals, grains, and softs markets were partially offset by gains in energy, currency and stock indices markets.

The concerted lowering of European interest rates and the overall negative economic outlook for Europe led to losses in short European interest rate positions and short Eurodollar positions. However, gains were realized in short Swiss Franc and short Euro positions. Trading in stock indices were profitable for the month as increased confidence in the Japanese economy resulted in the Nikkei Index reaching levels not seen since last August.

Losses were also experienced in long gold and silver positions as prices dropped to significant lows for the month. Long positions in the grain markets were unprofitable as corn, wheat, and soybean prices fell during the month. Unprofitable short coffee and cotton positions were partially offset by profitable short sugar positions. The energy markets were profitable as output cuts and global demand growth resulted in new highs throughout the month.



Smith Barney Futures Management Inc.

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


                      Global Diversified Futures Fund L.P.
                                Account Statement
                             For the Period March 1,
                             Through March 31, 1999

                                                                      Percent
                                                                     of Average
                                                                     Net Assets
Realized losses from trading                       $   (119,438)        (0.36)%
Change in unrealized gains/losses
   from trading                                        (258,491)        (0.77)
                                                   ------------        -------
                                                       (377,929)        (1.13)
Add, Brokerage commissions
   and clearing fees ($5,808)                           174,757          0.53
                                                   ------------        -------
Net realized and unrealized                            (552,686)        (1.66)
   losses
Interest Income                                         103,870          0.31
                                                   ------------        -------
                                                       (448,816)        (1.35)
                                                   ------------        -------
Less, Expenses:
  Management fees                                        56,303          0.17
  Incentive fees                                        (66,681)        (0.20)
  Other expenses                                         13,594          0.04
                                                   ------------        -------
                                                          3,216          0.01
                                                   ------------        -------
Net Loss                                               (452,032)        (1.36)%
                                                                       -------

Net assets, February 28, 1999                        33,511,780
                                                  -------------
Net assets, March 31, 1999                         $ 33,059,748
                                                   ------------
Net asset value per unit
   ($33,059,748/33,718 units)                        $   980.48
                                                   ------------
Redemption value per unit (Note 1)                   $   999.49
                                                   ------------

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $999.49

The net asset value per unit of $980.48 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.


By: /s/  Daniel A. Dantuono
         Daniel A. Dantuono
         Chief Financial Officer

Smith Barney Futures Management Inc.
General Partner, Salomon Smith Barney
Global Diversified Futures Fund L.P.

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